AMENDMENT NO. 1 TO THE SECOND AMENDED
AND RESTATED REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of September 28, 2001 (this "Amendment"), to the Second Amended and Restated Revolving Credit Agreement, dated as of September 4, 2001, among MEMC ELECTRONIC MATERIALS, INC. ("MEMC") and MEMC PASADENA, INC., as Borrowers, and E.ON AG, as Initial Lender and as Agent (as amended, modified or supplemented from time to time, the "Second Amended Credit Agreement").

W I T N E S S E T H :

WHEREAS, E.ON has released 35% of the issued and outstanding shares of capital stock of MEMC Electronic Materials, S.p.A., a company organized and existing under the laws of Italy, with a registered office at Viale Gherzi, 31, 28100 Novara, Italy ("MEMC S.p.A."), originally pledged by MEMC to E.ON pursuant to the Pledge Agreement dated as of September 4, 2001 by and between MEMC and E.ON;

WHEREAS, E.ON now holds 65% of the issued and outstanding shares of MEMC S.p.A. as collateral to secure the Borrowers' obligations under the Second Amended Credit Agreement;

WHEREAS, MEMC and E.ON have entered into a Pledge Agreement dated as of September 28, 2001 pursuant to which MEMC will pledge 65% of the issued and outstanding shares of capital stock of MEMC Japan Ltd., a company organized and existing under the laws of Japan ("MEMC Japan"), to E.ON as collateral to secure the Borrower's obligations under the Second Amended Credit Agreement;

WHEREAS, the Borrowers and E.ON wish to amend the Second Amended Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not defined herein have the meanings assigned to them in the Second Amended Credit Agreement.

SECTION 2. Amendment to the Second Amended Credit Agreement.

(a) Section 1.02 is hereby amended as follows:

(1) by deleting the definition of "Collateral" in its entirety and inserting in lieu thereof the following:

"Collateral" means, collectively, (i) the MEMC S.p.A. Pledge Agreement Collateral; (ii) the MEMC Japan Pledge Agreement Collateral; and (iii) the Security Agreement Collateral.

(2) by deleting the definition of "Loan Documents" and inserting in lieu thereof the following:

"Loan Documents" means this Agreement, the Note, the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement.

(3) by inserting, before the definition of "Monthly Projected Cash Flow Statement," the following:

"MEMC Japan Pledge Agreement" means the Pledge Agreement dated September 28, 2001 between MEMC, as pledgor, and E.ON, as pledgee, as amended, modified or supplemented from time to time.

"MEMC Japan Pledge Agreement Collateral" means the "Collateral" as defined in Section 2 of the MEMC Japan Pledge Agreement.

"MEMC Japan Pledged Stock" means the issued and outstanding shares of capital stock of MEMC Japan at any time pledged under the MEMC Japan Pledge Agreement.

"MEMC S.p.A. Pledge Agreement" means the Amended and Restated Pledge Agreement dated September 28, 2001 between MEMC, as pledgor, and E.ON, as pledgee, as amended, modified or supplemented from time to time.

"MEMC S.p.A. Pledge Agreement Collateral" means the "Collateral" as defined in Section 2 of the MEMC S.p.A. Pledge Agreement."

"MEMC S.p.A. Pledged Stock" means the issued and outstanding shares of capital stock of MEMC S.p.A. at any time pledged under the MEMC S.p.A. Pledge Agreement.

(4) by deleting the definitions of "Pledge Agreement" and "Pledge Agreement Collateral" in their entirety.

(5) by inserting, before the definition of "Receivables," the following:

"Pledged Stock" means the MEMC Japan Pledged Stock and the MEMC S.p.A. Pledged Stock.

(6) by deleting the definition of "Secured Creditors" and inserting in lieu thereof the following:

"Secured Creditors" has the meaning specified in the recitals of the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement.

(7) by deleting the definition of "Stock" in its entirety.

(b) Sections 2.01 and 3.02(c) are hereby amended by deleting "$30,000,000" and inserting in lieu thereof "$35,000,000."

(c) Section 3.01(c) is hereby amended by deleting subsection (iii) in its entirety and inserting in lieu thereof the following:

(iii) the pledge of the MEMC S.p.A. Pledged Stock has been registered in the Shareholders' Book of MEMC S.p.A. and attached is a true and correct copy of the registration of such pledge.

(d) Section 3.01(d) is hereby amended by deleting subsections (i), (vi) and (vii) in their entirety and inserting in lieu thereof the following:

(i) executed counterparts of this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement duly executed and delivered by each of the Borrowers;

(vi) share certificates of the MEMC S.p.A. Pledged Stock, endorsed by MEMC and a copy of the registration of such pledge in the Shareholders' Book of MEMC S.p.A. of the MEMC S.p.A. Pledged Stock;

(vii) share certificates of the MEMC Japan Pledged Stock, accompanied by undated stock powers duly executed in blank by MEMC; and

(viii) an opinion of (A) U.S. counsel to the Borrowers, (B) Italian counsel to MEMC, and (C) Japanese counsel to MEMC, each in form and substance satisfactory to the Agent.

(e) Section 3.02 is hereby amended by deleting subsection (a) and inserting in lieu thereof the following:

(a) the representations and warranties contained in Section 4.01, the Security Agreement, the MEMC Japan Pledge Agreement, and the MEMC S.p.A. Pledge Agreement are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

(f) Section 4.01 is hereby amended by deleting subsections (e) and (j) and inserting in lieu thereof the following:

(e) The MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement have been duly executed and delivered by MEMC. The MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement are legal, valid and binding obligations of MEMC, enforceable against MEMC in accordance with their terms.

(j) The provisions of the MEMC Japan Pledge Agreement are effective to create in favor of the Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of MEMC in the MEMC Japan Pledge Agreement Collateral described therein, and the Agent, for the benefit of the Secured Creditors, has a first lien on, and security interest in, all right, title and interest of the Borrowers in all of the MEMC Japan Pledge Agreement Collateral, subject to no other Liens other than Permitted Liens. The provisions of the MEMC S.p.A. Pledge Agreement are effective to create in favor of the Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of MEMC in the MEMC S.p.A. Pledge Agreement Collateral described therein, and the Agent, for the benefit of the Secured Creditors, has a first lien on, and security interest in, all right, title and interest of the Borrowers in all of the MEMC S.p.A. Pledge Agreement Collateral, subject to no other Liens other than Permitted Liens.

(g) Section 5.01 is hereby amended by inserting at the end thereof the following:

(j) Ownership of MEMC Japan Ltd. Ensure that at all times MEMC Japan Ltd. will be a wholly-owned subsidiary of MEMC.

(h) Section 5.02(a) is hereby amended by deleting subsection (viii) and inserting in lieu thereof the following:

(viii) Liens permitted by the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement;

(i) Section 7.01 is hereby amended by deleting subsection (g) in its entirety and inserting in lieu thereof the following:

(g) any Loan Document shall cease to be in full force and effect, or the Security Agreement, the MEMC Japan Pledge Agreement or the MEMC S.p.A. Pledge Agreement shall cease to give the Agent for the benefit of the Lenders, the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Security Agreement Collateral, the MEMC Japan Pledge Agreement Collateral or the MEMC S.p.A. Pledge Agreement Collateral, as applicable, in favor of the Agent for the benefit of the Lenders, superior to and prior to the rights of all third Persons, and subject to no other Liens (except Permitted Liens));

(j) Section 8.01 is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

SECTION 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement or the MEMC S.p.A. Pledge Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

(k) The first sentence of Section 8.02 is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement or the MEMC S.p.A. Pledge Agreement, except for its or their own gross negligence or willful misconduct.

(l) Section 8.03 is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

SECTION 8.03. E.ON. With respect to its Commitment, the Advance made by it and the Note issued to it, E.ON shall have the same rights and powers under this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include E.ON in its individual capacity.

(m) Section 9.07 is hereby amended by deleting subsection (b) in its entirety and inserting in lieu thereof the following:

(b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement, the Security Agreement, the MEMC Japan Pledge Agreement and the MEMC S.p.A. Pledge Agreement as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

(n) Exhibit B to the Second Amended Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof Annex A hereto.

SECTION 3. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC.,
as Borrower

By /s/ James M. Stolze
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Name: James M. Stolze
Title: Executive Vice President and Chief
Financial Officer

By /s/ Kenneth L. Young
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Name: Kenneth L. Young
Title: Treasurer

MEMC PASADENA, INC., as Borrower

 By /s/ Kenneth L. Young
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Name: Kenneth L. Young
Title: Treasurer

E.ON AG, as Agent

By /s/ Dr. Erhard Schipporeit
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Name: Dr. Erhard Schipporeit
Title: Chief Financial Officer

By /s/ Dr. Michael Bangert
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Name: Dr. Michael Bangert
Title: Vice President

E.ON AG, as Initial Lender

By /s/ Dr. Erhard Schipporeit
----------------------------------------------
Name: Dr. Erhard Schipporeit
Title: Chief Financial Officer

By /s/ Dr. Michael Bangert

---------------------------------------------
Name: Dr. Michael Bangert
Title: Vice President

Annex A

EXHIBIT B TO THE
REVOLVING CREDIT AGREEMENT

FORM OF NOTICE OF BORROWING

E.ON AG, as Agent for the Lenders parties to the Credit Agreement referred to below E.ON-Platz 1, D-40479 Düsseldorf Germany	[Date]
Attention:_______________________

Ladies and Gentlemen:

The undersigned, [MEMC ELECTRONIC MATERIALS, INC.] [MEMC PASADENA, INC.], refers to the Second Amended and Restated Revolving Credit Agreement, dated as of [DATE OF AGREEMENT] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among MEMC ELECTRONIC MATERIALS, INC. ("MEMC"), a Delaware corporation, MEMC PASADENA, INC., a Delaware corporation, as borrowers (each, a "Borrower" and collectively, the "Borrowers"), and E.ON AG, a company formed under the laws of the Federal Republic of Germany, as Initial Lender and as Agent for the Lenders thereunder, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

      The Business Day of the Proposed Borrowing is _______________, ________.
      The initial Interest Period for each Advance made as part of the Proposed Borrowing is [one week] [one month] [two months] [three months].

(c) The aggregate amount of the Proposed Borrowing is $________________.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on and as of the date of the Proposed Borrowing:

(i) the representations and warranties of the Borrower contained in the Credit Agreement, in the Security Agreement, in the MEMC Japan Pledge Agreement and in the MEMC S.p.A. Pledge Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

(ii) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

(iii) after giving effect to such Proposed Borrowing, the aggregate amount of the requested Borrowing will not exceed an amount equal to the lesser of (i) when added to all outstanding Advances, the sum of (A) $35,000,000, (B) eighty-five (85%) percent of the net amount of Eligible Receivables and (C) forty (40%) percent of Eligible Inventory, less, in each case, any Availability Reserves (each of which is measured as of the end of the fourth Business Day immediately preceeding such Proposed Borrowing), and (ii) when added to the outstanding Advances made during the calendar month during which such Proposed Borrowing is made, will not exceed 110% of the aggregate projected cash requirements of MEMC for such month as set forth on the applicable Monthly Projected Cash Flow Statement;

(iv) all expenditures to be paid from proceeds of the Proposed Borrowing are reasonable and necessary for the conduct of the business of the Borrower; and

(v) in the reasonable judgment of the Borrower, the amount of such Proposed Borrowing is reasonably necessary for the Borrower to meet its liquidity requirements for the next ten (10) Business Days immediately following the date of the Proposed Borrowing (taking into account the liquidity needs of its Subsidiaries).

Very truly yours,
MEMC ELECTRONIC MATERIALS, INC.
By Title:
MEMC PASADENA, INC.
By Title: